Exhibit 10.3
SUPPLEMENT TO CONVEYANCE OF NET PROFITS INTEREST
     This Supplement to Conveyance of Net Profits Interest (this “Supplement”) is made effective as of [•], 2011 (the “Supplement Effective Date”) by and between Enduro Operating LLC, a Delaware limited liability company (“Grantor”), and The Bank of New York Mellon Trust Company, N.A., with offices at 919 Congress Avenue, Suite 500, Austin, Texas 78701, Attention: Michael J. Ulrich, as trustee (the “Trustee”), acting not in its individual capacity but solely as trustee of Enduro Royalty Trust (the “Trust”), a Delaware statutory trust created under the Delaware Statutory Trust Act as of May 3, 2011. Grantor and the Trustee, acting as trustee of the Trust, are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined in this Supplement shall have the meanings ascribed to them in that certain Conveyance of Net Profits Interest dated [•], 2011 (the “Conveyance”) between Grantor and Enduro Texas LLC, a Texas limited liability company (“Enduro Texas”), reflecting the creation of the Net Profits Interest (as described therein) and the allocation to, and vesting in, Enduro Texas of all right, title and interest in and to the Net Profits Interest in accordance with the terms of the Grantee Merger.
     Subsequent to the Effective Time, Enduro Texas entered into an Agreement and Plan of Merger dated [•], 2011 with the Trust, pursuant to which Enduro Texas will merge with and into the Trust, with the Trust surviving the merger (the “Trust Merger”). By virtue of the Trust Merger, all right, title and interest in and to the Net Profits Interest (including the right to enforce the Conveyance against the Grantor) will vest in the Trust.
     In consideration of the mutual obligations contemplated herein, the Conveyance is supplemented as follows:
1.	The Trustee, acting as trustee of the Trust, shall be deemed to be the “Grantee” under the Conveyance and, thus, a “Party” under the Conveyance.

2.	All disputes arising under or in connection with the Conveyance or this Supplement, including any disputes relating to any Monthly Statement delivered by Grantor to Grantee pursuant to Section 4.5 of the Conveyance, shall be handled and resolved pursuant to and in accordance with the arbitration provisions set forth in Article XI of that certain Amended and Restated Trust Agreement of the Trust dated [•], 2011 (the “Trust Agreement”) by and among Enduro Resource Partners LLC, Wilmington Trust Company and the Trustee.

3.	The Conveyance and this Supplement have been made pursuant to the terms and conditions of the Trust Agreement. In the event that any provision of the Conveyance or this Supplement is construed to conflict with any provision of the Trust Agreement, the provisions of the Conveyance, as supplemented by this Supplement, shall be deemed controlling to the extent of such conflict.

4.	The Conveyance, this Supplement and the Transaction Documents (as defined in the Trust Agreement) constitute the entire agreement between the Parties pertaining to the subject matter thereof and hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter thereof and hereof.

5.	All notices and other communications which are required or may be given pursuant to the Conveyance shall be given to the Trust as follows:
Enduro Royalty Trust
c/o The Bank of New York Mellon Trust Company, N.A.
Institutional Trust Services
919 Congress Avenue, Suite 500
Austin, Texas 78701
Attention: Michael J. Ulrich
Facsimile No.: (512) 479-2253.
     The Grantor shall record the Conveyance and this Supplement in the real property records in each applicable Texas, Louisiana and New Mexico jurisdiction, or in such other records of those states as required under applicable law, to place third parties on notice of the Conveyance and this Supplement.
[Signature Page Follows]

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     IN WITNESS WHEREOF, this Supplement has been signed by each of the Parties on the Supplement Effective Date and duly acknowledged before the undersigned competent witnesses and Notary Public.

WITNESSES:	GRANTOR:

Enduro Operating LLC

By:	By:

Printed Name:		Name:

Title:

By:

Printed Name:

WITNESSES:	GRANTEE:

Enduro Royalty Trust

By:	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Printed Name:

By:	By:

Printed Name:		Name:

Title:

WITNESSES:	Enduro Texas LLC

By:	By:

Printed Name:		Name:

Title:

By:

Printed Name:

[Signature Page — Supplement to Conveyance]

STATE OF	§
§
COUNTY OF	§
     BE IT KNOWN, that on this ___ day of ______, 2011, before me, the undersigned authority, personally came and appeared ___________________ appearing herein in ___ capacity as ___________________ of Enduro Operating LLC, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that ___________________ executed the same on behalf of said company with full authority of its ___________________, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

Printed Name:
Notary Public for the State of
County of

My commission expires:

STATE OF	§
§
COUNTY OF	§
     BE IT KNOWN, that on this ___ day of ______, 2011, before me, the undersigned authority, personally came and appeared ___________________ appearing herein in ___ capacity as ___________________ of The Bank of New York Mellon Trust Company, N.A., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said national banking association, and declared and acknowledged to me, Notary, that ___________________ executed the same on behalf of said national banking association with full authority of its ___________________, and that the said instrument is the free act and deed of the said national banking association and was executed for the uses, purposes and benefits therein expressed.

Printed Name:
Notary Public for the State of
County of

[Acknowledgment Page — Supplement to Conveyance]

My commission expires:

STATE OF	§
§
COUNTY OF	§
     BE IT KNOWN, that on this ___ day of ______, 2011, before me, the undersigned authority, personally came and appeared ___________________ appearing herein in ___ capacity as ___________________ of Enduro Texas LLC, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as the said officer of said company, and declared and acknowledged to me, Notary, that ___________________ executed the same on behalf of said company with full authority of its ___________________, and that the said instrument is the free act and deed of the said company and was executed for the uses, purposes and benefits therein expressed.

Printed Name:
Notary Public for the State of
County of

[Acknowledgment Page — Supplement to Conveyance]